Exhibit 10.18(B)

AMENDMENT TO THE ALIPAY FRAMEWORK AGREEMENT

WHEREAS, reference is hereby made to that certain Framework Agreement, dated as of July 29, 2011 (the “Alipay Framework Agreement”), made and entered into by and among Alibaba Group Holding Limited (“Alibaba”), SOFTBANK CORP., Yahoo! Inc., (Alipay.com Co., Ltd.), (Zhejiang Alibaba E-Commerce Co., Ltd.), APN Ltd., the Joinder Parties (as defined therein) and, with respect to the Sections referred to in Section 10.05 therein, Jack Ma Yun and Joseph Chung Tsai;

WHEREAS, the Parties desire and intend that this Amendment to the Alipay Framework Agreement (this “Amendment”) have no force or effect until the Amendment Effective Time (as defined in Section 6 of this Amendment); and

WHEREAS, capitalized terms used herein and not otherwise defined will have the meanings specified in the Alipay Framework Agreement.

NOW THEREFORE, the Parties hereby agree that, effective as of the Amendment Effective Time:

1.       The final sentence of Section 7.04 of the Alipay Framework Agreement is hereby deleted and restated in its entirety as follows:

“Each of JMY and JT shall cause the board of directors of IPCo from and after the Effective Time to consist solely of (i) the Independent Directors and (ii) JMY and JT; provided, however, that upon an Event of Default (as defined in the Legal Mortgage of IPCo Shares), JMY and JT shall resign as directors of IPCo.”

2.       Section A of Schedule 2.02(b) of the Alipay Framework Agreement is hereby deleted and restated in its entirety as follows:

“Retained Equity Interests

•	100% of the registered share capital of (Alipay (China) Information Technology Co., Ltd.), [Z53] which holds or will hold the following equity interests:

¡	100% of the registered share capital of (Alipay Software (Shanghai) Co., Ltd.) [Z52];

¡	100% of the registered share capital of (Alipay (Shanghai) Information Technology Co., Ltd. ) [Z59]; and

¡	100% of the registered share capital of (Nanjing Bonus Point Information Technology Co., Ltd.) [Z64] established in Nanjing, PRC, to operate the bonus point business.”

3.       Section B of Schedule 2.02(b) of the Alipay Framework Agreement is hereby amended by the addition of the following new seventh bullet:

•	All assets of the Retained Entities

4.       The Alipay Framework Agreement is hereby amended by adding new Section 7.16 as follows:

Section 7.16 Retained Equity Interests Structure. Except as provided for herein, Alibaba shall (a) not Transfer any Retained Entity, including any Retained Equity Interest or any Retained Business Asset owned, held or otherwise controlled by such Retained Entity, and (b) ensure that each Retained Entity be and remain a wholly-owned subsidiary of (Alipay (China) Information Technology Co., Ltd.) [Z53].

5.       Notwithstanding Section 7.11 of the Alipay Framework Agreement, the Parties hereby deem the written resolutions of the directors of Alibaba attached hereto as Annex I (the “Resolutions”) to be an effective unanimous consent of the Independent Directors of Alibaba as required under Section 7.11 of the Alipay Framework Agreement in order to approve, as an Alibaba Independent Action, Alibaba’s execution of this Amendment; provided, that this Amendment shall not in any way modify Section 7.11 of the Alipay Framework Agreement.

6.       This Amendment shall only become effective upon the delivery to Alibaba within 60 days of the execution date of this Amendment of a written consent (the “Intercreditor Agent Consent”) to this Amendment from The Hongkong and Shanghai Banking Corporation Limited (the “Intercreditor Agent”), pursuant to and in accordance with the Security Agreement dated June 18, 2012 between Alibaba and the Intercreditor Agent (the “Security Agreement”) and Section 4 of those certain letter notices and acknowledgments, dated September 11, 2012, exchanged between Alibaba and the other Parties regarding the Security Agreement (the “Amendment Effective Time”). Upon Alibaba’s receipt of the Intercreditor Agent Consent, Alibaba shall promptly (and in any event within 24 hours after its receipt) deliver a true and accurate copy of the Intercreditor Agent Consent to the Parties.

7.       Nothing in this Amendment is intended to, nor shall it, modify the Alipay Framework Agreement in any manner other than as specifically provided herein and all other terms and conditions of the Alipay Framework Agreement shall remain in full force and effect. Article X of the Alipay Framework Agreement is incorporated herein by reference and shall be deemed applicable to this Amendment mutatis mutandis.

[Signature page follows]

IN WITNESS WHEREOF the duly authorized representatives of each of the Parties hereto have executed this Amendment dated this 15th day of November 2012. (US PST time)

Alibaba Group Holding Limited

By:	/s/ Timothy R. Morse
Name: Timothy R. Morse Title: Independent Director

By:	/s/ Masayoshi Son
Name: Masayoshi Son Title: Independent Director

Yahoo! Inc.

By:	/s/ Ronald S. Bell
Name: Ronald S. Bell Title: General Counsel and Secretary

SOFTBANK CORP.

By:	/s/ Masayoshi Son
Name: Masayoshi Son Title: Chairman & CEO

APN Ltd.

By:	/s/ Jack Ma Yun
Name: Jack Ma Yun Title: Director

Signature Page

Amendment to the Alipay Framework Agreement

Zhejiang Alibaba E-Commerce Co., Ltd.

By:	/s/ MA Yun
Name: MA Yun Title: Legal Representative

Alipay.com Co., Ltd.

By:	/s/ MA Yun
Name: MA Yun Title: Legal Representative

Jack Ma Yun

/s/ Jack Ma Yun
On his own behalf and on behalf of the Joinder Parties

Joseph Chung Tsai

/s/ Joseph Chung Tsai

Xie Shihuang

/s/ Xie Shihuang

Signature Page

Amendment to the Alipay Framework Agreement